GAIN Capital Reports Third Quarter 2017 Results

Key Results and Highlights for the Third Quarter

•	Net revenue increased 13% year-over-year to $81.3 million

•	GAAP net loss of $2.6 million, or $0.04 per share; adjusted net income of $2.1 million, or $0.05 per share

•	Recognized a non-cash charge associated with the refinancing of Convertible Senior Notes due 2018

•	Adjusted EBITDA of $14.7 million, compared to $3.3 million Q3 2016

•	Retail OTC and ECN average daily volume increased by 6% and 53%, respectively

BEDMINSTER, N.J., October 26, 2017 /PRNewswire/ -- GAIN Capital Holdings, Inc. ("GAIN") (NYSE: GCAP), a leading global provider of online trading services, announced financial results for the third quarter of 2017.

Net revenue for the quarter was $81.3 million, up from $72.2 million in the third quarter of 2016. Adjusted net income for the quarter was $2.1 million, which excludes a non-recurring, non-cash charge associated with the refinancing of $71.8 million of Convertible Senior Notes due 2018, compared to an adjusted net loss of $5.8 million in the third quarter of 2016. Adjusted EBITDA for the quarter was $14.7 million, up from $3.3 million in the third quarter of 2016. GAIN’s financial highlights are included in the chart below.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net Income/(Loss)	$(2.6)	$(4.7)	$(7.5)	$14.5
Adjusted Net Income/(Loss)(1)	$2.1	$(5.8)	$(4.9)	$24.1

Net Revenue	$81.3	$72.2	$238.9	$296.1
Operating Expenses	(66.6)	(68.9)	(211.1)	(233.4)
Adjusted EBITDA(1)	$14.7	$3.3	$27.8	$62.7

Diluted GAAP EPS	$(0.04)	$(0.11)	$(0.12)	$0.25
Adjusted EPS(1)	$0.05	$(0.12)	$(0.09)	$0.49
___________________________________
Note: Dollars in millions, except per share amounts and where noted otherwise. Columns may not add due to rounding.
1See below for reconciliation of non-GAAP financial measures.

“Our solid third quarter results reflect GAIN's ability to continue to execute and create value, even amid a period of multi-year low volatility levels,” said Glenn Stevens, CEO of GAIN Capital. “Our year-over-year growth in revenue and adjusted EBITDA reflect our strategic focus on organic growth initiatives and effective cost management, which is on track to deliver total fixed cost savings of $15 million for 2017. The combination of strong cash flow generation and recent capital raises has improved our balance sheet and provided GAIN increased flexibility to pursue growth opportunities while continuing to return cash to shareholders.”

Quarterly Operating Metrics

	Q3 17	Q3 16	Year-over-year Change
Retail Segment
OTC Trading Volume (1)	$644.8	$612.4	5.3%
OTC Average Daily Volume	$9.9	$9.3	6.5%
Active OTC Accounts (2)	133,813	129,921	3.0%

Institutional Segment
ECN Volume (1)	$770.1	$509.9	51.0%
ECN Average Daily Volume	$11.8	$7.7	53.2%
Swap Dealer Volume (1)	$197.7	$190.0	4.1%
Swap Dealer Average Daily Volume	$3.0	$2.9	3.4%

Futures Segment
Number of Futures Contracts	1,518,417	1,912,174	(20.6)%
Futures Average Daily Contracts	24,102	29,878	(19.3)%
Active Futures Accounts (2)	8,056	8,594	(6.3)%

_______________________________________
All volume figures reported in billions.
1 US dollar equivalent of notional amounts traded. For the quarter, indirect volume represented 33% of total retail OTC trading volume.
2 Accounts that executed a transaction during the last 12 months.

Convertible Senior Notes Offering
On August 22, 2017, GAIN completed a $92 million offering of 5.00% Convertible Senior Notes due 2022. The net proceeds from the offering were used to retire nearly all of the outstanding Convertible Senior Notes due 2018. In connection with the offering, GAIN agreed to repurchase approximately $14.5 million of its common stock from purchasers of notes in the offering in privately negotiated transactions concurrently with the closing of the offering.

Capital Return and Dividend
In the third quarter, GAIN focused on returning capital to shareholders through buybacks and dividends, which amounted to a combined total of approximately $19.0 million.

In the third quarter, excluding the buyback in conjunction with the Convertible Senior Notes offering, GAIN repurchased 279,612 shares of stock at an average price of $6.61.

Including the buyback in conjunction with the Convertible Senior Notes offering, during the third quarter, GAIN repurchased 2,402,598 shares of stock at an average price of $6.80.

For the nine months ended 2017, GAIN returned a total of $34.3 million to shareholders in the form of share repurchases and dividends.

GAIN’s Board of Directors declared a quarterly cash dividend of $0.06 per share of the Company’s common stock. The dividend is payable on December 21, 2017 to shareholders of record as of the close of business on December 11, 2017.

Conference Call
GAIN will host a conference call October 26, 2017 at 4:30 p.m. ET. Participants may access the live call by dialing +1.888.349.0112 (US Domestic), or +1.412.317.6001 (International). Please let the operator know you would like to join the GAIN Capital call.

A live audio webcast of the call, as well as a PDF copy of the earnings presentation, will be available on the Investor Relations section of the GAIN Capital website (http://ir.gaincapital.com).

An audio replay will be made available for one month starting approximately one hour after the call by dialing +1.877.344.7529 from the U.S. or +1.412.317.0088 from abroad, and entering the passcode 10113713#.

For more corporate information or to sign up for alerts, please visit: http://ir.gaincapital.com.

About GAIN
GAIN Capital Holdings, Inc. provides innovative trading technology and execution services to retail and institutional investors worldwide, with multiple access points to OTC markets and global exchanges across a wide range of asset classes, including foreign exchange, commodities, and global equities.  GAIN Capital is headquartered in Bedminster, New Jersey, with a global presence across North America, Europe and the Asia Pacific regions.  For further company information, visit www.gaincapital.com.

Investor Relations Contact
Lauren Tarola, Edelman for GAIN Capital
+1 908.731.0737
ir@gaincapital.com

Media Contact
Chris Mittendorf, Edelman for GAIN Capital
+1 212.704.8134
pr@gaincapital.com

Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
REVENUE:
Retail revenue	$62.1	$51.5	$180.2	$234.6
Institutional revenue	7.5	6.6	23.3	20.6
Futures revenue	9.0	12.4	29.2	37.2
Other revenue	1.2	1.5	3.1	3.0
Total non-interest revenue	79.9	72.0	235.7	295.3
Interest revenue	1.7	0.4	3.8	1.1
Interest expense	0.3	0.1	0.6	0.4
Total net interest revenue	1.4	0.3	3.2	0.8
Net revenue	$81.3	$72.2	$238.9	$296.1
EXPENSES:
Employee compensation and benefits	$23.8	$23.8	$74.3	$76.8
Selling and marketing	6.4	5.3	23.2	18.5
Referral fees	12.9	15.2	42.7	53.4
Trading expenses	7.2	6.9	22.4	23.1
General and administrative	11.4	12.8	33.9	43.9
Depreciation and amortization	4.6	3.5	13.0	10.2
Purchased intangible amortization	4.1	3.6	12.0	11.4
Communications and technology	4.8	4.8	14.5	15.7
Bad debt provision	0.1	0.2	—	2.0
Restructuring expenses	—	0.3	—	1.1
Integration expenses	—	0.6	—	2.5
Legal settlement	—	(0.2)	—	9.2
Total operating expense	75.3	76.8	236.1	267.8
OPERATING PROFIT/(LOSS)	6.0	(4.5)	2.9	28.3
Interest expense on long term borrowings	3.0	2.6	8.3	7.8
Loss on extinguishment of debt	4.9	—	4.9	—
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	(1.9)	(7.2)	(10.4)	20.5
Income tax expense/(benefit)	0.4	(3.2)	(3.5)	4.2
Equity in net loss of affiliate	—	—	(0.1)	(0.1)
NET INCOME/(LOSS)	(2.4)	(4.0)	(7.0)	16.3
Net income attributable to non-controlling interests	0.2	0.7	0.5	1.8
NET INCOME/(LOSS) APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$(2.6)	$(4.7)	$(7.5)	$14.5
Earnings/(loss) per common share:
Basic	$(0.04)	$(0.11)	$(0.12)	$0.25
Diluted	$(0.04)	$(0.11)	$(0.12)	$0.25
Weighted average common shares outstanding used in computing earnings/(loss) per common share:
Basic	46,323,038	48,651,212	47,295,843	48,606,923
Diluted	46,323,038	48,651,212	47,295,843	48,883,258
_________________________
Note: Dollars in millions, except share, per share data and where noted otherwise. Columns may not add due to rounding.

Condensed Consolidated Balance Sheet
(unaudited)

	September 30,	December 31,
	2017	2016
ASSETS:
Cash and cash equivalents	$225.6	$234.8
Cash and securities held for customers	959.6	945.5
Receivables from brokers	56.0	61.1
Property and equipment - net of accumulated depreciation	41.6	36.5
Intangible assets, net of accumulated amortization	65.8	67.4
Goodwill	32.9	32.1
Other assets	47.3	52.8
Total assets	$1,428.8	$1,430.1
LIABILITIES AND SHAREHOLDERS' EQUITY:
Payables to customers	$959.6	$945.5
Accrued compensation & benefits	10.6	13.6
Accrued expenses and other liabilities	33.6	41.5
Income tax payable	1.5	4.0
Convertible senior notes	130.6	124.8
Total liabilities	$1,135.8	$1,129.3
Redeemable non-controlling interests	$4.4	$6.6
Shareholders' equity	288.6	294.2
Total liabilities and shareholders' equity	$1,428.8	$1,430.1
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Reconciliation of GAAP Net Income to Adjusted Net Income and Adjusted EPS
Adjusted net income/(loss) is a non-GAAP financial measure and represents our net income/(loss) excluding restructuring, acquisition and integration related expenses, adjustment to fair value of contingent consideration and other non-recurring items. This non-GAAP financial measure has certain limitations, including that it does not have a standardized meaning and, therefore, our definition may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of adjusted net income/(loss) assists investors in evaluating our operating performance. However, because adjusted net income/(loss) is not a measure of financial performance calculated in accordance with GAAP, such measure should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income/(loss).

Net Income/(Loss) to Adjusted Net Income/(Loss) and Adjusted EPS
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net income/(loss) applicable to Gain Capital Holdings Inc.	$(2.6)	$(4.7)	$(7.5)	$14.5
Income tax expense/(benefit)	0.4	(3.2)	(3.5)	4.2
Equity in net loss of affiliate	—	—	0.1	0.1
Non-controlling interest	0.2	0.7	0.5	1.8
Pre-tax income/(loss)	$(1.9)	$(7.2)	$(10.4)	$20.5
Adjustments	4.9	0.7	4.9	12.8
Adjusted pre-tax income/(loss)	$3.0	$(6.5)	$(5.5)	$33.3
Adjusted income tax expense/(benefit)	(0.6)	1.4	1.2	(7.3)
Equity in net loss of affiliate	—	—	(0.1)	(0.1)
Non-controlling interest	(0.2)	(0.7)	(0.5)	(1.8)
Adjusted net income/(loss)	$2.1	$(5.8)	$(4.9)	$24.1

Adjusted earnings/(loss) per common share
Basic	$0.05	$(0.12)	$(0.09)	$0.50
Diluted	$0.05	$(0.12)	$(0.09)	$0.49
Weighted average common shares outstanding used in computing earnings/(loss) per common share
Basic	46,323,038	48,651,212	47,295,843	48,606,923
Diluted	46,530,002	48,651,212	47,295,843	48,883,258
_____________________________
Note: Dollars in millions, except per share data and where noted otherwise. Columns may not add due to rounding.

Reconciliation of GAAP Net Income to Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA is a non-GAAP financial measure that represents our earnings/(loss) before interest, taxes, depreciation and amortization, purchased intangible amortization, restructuring, acquisition and integration-related expenses, legal settlement, and non-controlling interest. This non-GAAP financial measure has certain limitations, including that it does not have a standardized meaning and, therefore, our definition may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of adjusted EBITDA assists investors in evaluating our operating performance. However, because adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, such measure should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income/(loss).

Reconciliation of GAAP Net Income/(Loss) to Adjusted EBITDA and Adjusted EBITDA Margin
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net revenue	$81.3	$72.2	$238.9	$296.1
Net income/(loss) applicable to Gain Capital Holdings Inc.	(2.6)	(4.7)	(7.5)	14.5
Net income/(loss) margin %	(3)%	(7)%	(3)%	5%

Net income/(loss)	$(2.6)	$(4.7)	$(7.5)	$14.5
Depreciation and amortization	4.6	3.5	13.0	10.2
Purchased intangible amortization	4.1	3.6	12.0	11.4
Interest expense on long term borrowings	3.0	2.6	8.3	7.8
Loss on extinguishment of debt	4.9	—	4.9	—
Income tax expense/(benefit)	0.4	(3.2)	(3.5)	4.2
Restructuring expenses	—	0.3	—	1.1
Integration expenses	—	0.6	—	2.5
Legal settlement	—	(0.2)	—	9.2
Equity in net loss of affiliate	—	—	0.1	0.1
Net income attributable to non-controlling interests	0.2	0.7	0.5	1.8
Adjusted EBITDA	$14.7	$3.3	$27.8	$62.7
Adjusted EBITDA Margin(1)	18%	5%	12%	21%
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Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue.

Segment Information:
ASC 280, Disclosures about Segments of an Enterprise and Related Information, establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker, or decision making group, in deciding how to allocate resources and in assessing performance. Reportable segments are defined as an operating segment that either (a) exceeds 10% of revenue, or (b) reported profit or loss in absolute amount exceeds 10% of profit of all operating segments that did not report a loss or (c) exceeds 10% of the combined assets of all operating segments. The Company’s operations relate to global trading services and solutions. Based on the Company’s management strategies, and common production, marketing, development and client coverage teams, the Company has concluded that it operates in three operating segments: Retail Segment, Institutional Segment and Futures Segment.

Retail

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Trading Revenue	$62.1	$51.5	$180.2	$234.3
Other Retail Revenue	1.8	1.2	4.5	4.5
Total Revenue	63.9	52.7	184.6	238.8

Employee Comp & Ben	14.9	14.4	46.9	48.0
Marketing	6.3	5.0	22.4	17.8
Referral Fees	9.8	11.2	31.9	41.5
Other Operating Expense	16.4	15.6	46.8	57.2
Segment Profit	$16.6	$6.5	$36.5	$74.3
Segment Profit Margin %	26%	12%	20%	31%
Institutional

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
ECN	$5.6	$4.7	$17.9	$14.8
Swap Dealer	2.1	2.2	6.2	6.7
Total Revenue	7.7	6.9	24.1	21.5

Employee Comp & Ben	3.5	3.5	11.1	10.1
Marketing	—	—	0.1	0.1
Other Operating Expense	3.1	2.4	9.2	7.4
Segment Profit	$1.2	$1.0	$3.7	$4.0
Segment Profit Margin %	16%	16%	15%	18%
____________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Futures

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue	$9.8	$12.5	$30.8	$37.6

Employee Comp & Ben	2.3	3.3	7.4	9.4
Marketing	0.1	0.2	0.6	0.7
Referral Fees	3.1	4.0	10.7	11.9
Other Operating Expense	2.9	3.7	9.9	11.5
Segment Profit	$1.3	$1.4	$2.2	$4.1
Segment Profit Margin %	13%	11%	7%	11%

Corporate and Other

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue	$(0.1)	$0.1	$(0.5)	$(1.8)

Employee Comp & Ben	2.5	2.6	9.0	9.3
Marketing	0.0	0.0	0.1	0.0
Other Operating Expense	1.7	3.0	4.9	8.6
Loss	$(4.4)	$(5.6)	$(14.5)	$(19.7)
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Reconciliation of Segment Profit to Income Before Income Tax Expense

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Retail segment	$16.6	$6.5	$36.5	$74.3
Institutional segment	1.2	1.0	3.7	4.0
Futures segment	1.3	1.4	2.2	4.1
Corporate and other	(4.4)	(5.6)	(14.5)	(19.7)
Segment Profit	14.7	3.3	27.8	62.7
Depreciation and amortization	4.6	3.5	13.0	10.2
Purchased intangible amortization	4.1	3.6	12.0	11.4
Restructuring expenses	—	0.3	—	1.1
Integration expenses	—	0.6	—	2.5
Legal settlement	—	(0.2)	—	9.2
Operating profit/(loss)	$6.0	$(4.5)	$2.9	$28.3
Interest expense on long term borrowings	3.0	2.6	8.3	7.8
Loss on extinguishment of debt	$4.9	$—	$4.9	$—
Income/(loss) before income tax expense/(benefit)	$(1.9)	$(7.2)	$(10.4)	$20.5
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Forward-Looking Statements:
In addition to historical information, this earnings release contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on March 15, 2017, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.